UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Common Stocks—61.6%
Consumer Discretionary—10.3%
Auto Components—0.8%
Bridgestone Corp.	57,200	$1,984,442
Continental AG	13,302	2,788,418
Delphi Automotive plc	12,930	876,913
Johnson Controls, Inc.	43,900	2,015,888
Valeo SA	80,187	4,109,325
		11,774,986

Automobiles—0.6%
Astra International Tbk PT	1,250,500	738,827
Bayerische Motoren Werke AG	13,418	1,155,843
Hero MotoCorp Ltd.	48,967	2,335,775
Suzuki Motor Corp.	42,700	1,314,099
Tata Motors Ltd., Sponsored ADR	103,980	3,933,563
		9,478,107

Diversified Consumer Services—0.3%
Dignity plc	38,581	1,377,251
Estacio Participacoes SA	132,700	722,352
Kroton Educacional SA	137,554	612,596
New Oriental Education & Technology Group, Inc., Sponsored ADR	37,730	1,662,384
		4,374,583

Hotels, Restaurants & Leisure—1.7%
Accor SA	34,740	1,451,608
Carnival Corp.	126,920	5,929,702
China Lodging Group Ltd., Sponsored ADR	15,156	582,445
Crown Resorts Ltd.	65,600	654,258
Domino’s Pizza Group plc	399,870	2,098,820
Genting Bhd	735,800	1,487,987
Genting Malaysia Bhd	453,100	476,995
International Game Technology plc	62,014	1,296,093
Jollibee Foods Corp.	135,080	731,393
Las Vegas Sands Corp.	20,540	1,040,351
McDonald’s Corp.	29,530	3,474,204
Melco Crown Entertainment Ltd., ADR	58,310	814,008
Sands China Ltd.	630,400	2,414,853
Starbucks Corp.	10,930	634,487
Whitbread plc	36,924	1,886,040
William Hill plc	398,312	1,683,579
Yum! Brands, Inc.	4,980	445,312
		27,102,135

Household Durables—0.7%
Lennar Corp., Cl. A	18,330	857,844
Newell Brands, Inc.	4,390	230,299
SEB SA	18,830	2,506,083
Sony Corp.	149,200	4,947,422
Whirlpool Corp.	9,810	1,887,052
		10,428,700

1 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet & Catalog Retail—0.6%
Amazon.com, Inc.[1]	5,486	$4,162,832
Ctrip.com International Ltd., ADR[1]	47,540	2,076,072
JD.com, Inc., ADR[1]	89,621	1,940,294
Rakuten, Inc.	70,500	797,664
		8,976,862

Leisure Products—0.2%
Hasbro, Inc.	7,010	569,422
Nintendo Co. Ltd.	10,400	2,148,657
		2,718,079

Media—1.7%
CBS Corp., Cl. B	11,920	622,462
Comcast Corp., Cl. A	131,300	8,829,925
DISH Network Corp., Cl. A1	11,440	611,125
Grupo Televisa SAB, Sponsored ADR	60,800	1,615,456
ProSiebenSat.1 Media SE	39,655	1,810,773
SES SA, Cl. A, FDR	68,640	1,502,391
SKY Perfect JSAT Holdings, Inc.	225,900	992,656
Sky plc	168,620	2,053,380
Technicolor SA	124,330	781,982
Walt Disney Co. (The)	47,436	4,551,484
Zee Entertainment Enterprises Ltd.	426,653	3,172,931
		26,544,565

Multiline Retail—0.4%
Dollar Tree, Inc.[1]	5,520	531,521
Dollarama, Inc.	48,795	3,607,911
Hudson’s Bay Co.	120,281	1,511,746
		5,651,178

Specialty Retail—1.3%
AutoZone, Inc.[1]	2,720	2,213,998
CarMax, Inc.[1]	11,650	678,729
Dufry AG1	9,790	1,126,377
Fast Retailing Co. Ltd.	2,200	705,567
Home Depot, Inc. (The)	41,700	5,764,608
Industria de Diseno Textil SA	159,585	5,513,021
Lowe’s Cos., Inc.	5,690	468,173
O’Reilly Automotive, Inc.[1]	2,790	810,858
Tiffany & Co.	36,710	2,368,529
TJX Cos., Inc. (The)	14,616	1,194,420
		20,844,280

Textiles, Apparel & Luxury Goods—2.0%
adidas AG	26,421	4,334,766
Brunello Cucinelli SpA	34,701	647,511
Burberry Group plc	194,258	3,390,832
Christian Dior SE	9,380	1,694,643
Cie Financiere Richemont SA	32,750	1,989,611
Coach, Inc.	26,500	1,142,415
Hermes International	4,771	2,051,047

2 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Kering	31,848	$6,042,755
LVMH Moet Hennessy Louis Vuitton SE	43,100	7,383,571
NIKE, Inc., Cl. B	6,556	363,858
Prada SpA	444,500	1,322,502
Swatch Group AG (The)	1,806	473,080
Tod’s SpA	9,126	535,580
		31,372,171

Consumer Staples—6.5%
Beverages—1.6%
Ambev SA, ADR	114,800	663,544
Anadolu Efes Biracilik Ve Malt Sanayii AS	77,625	525,816
Anheuser-Busch InBev SA	4,307	554,760
Coca-Cola Amatil Ltd.	112,700	790,960
Coca-Cola Co. (The)	20,250	883,507
Coca-Cola European Partners plc	47,450	1,771,309
Constellation Brands, Inc., Cl. A	4,430	729,311
Diageo plc	60,315	1,724,333
Dr Pepper Snapple Group, Inc.	8,970	883,635
Fomento Economico Mexicano SAB de CV	98,577	881,778
Fomento Economico Mexicano SAB de CV, Sponsored ADR	2,250	201,375
Heineken NV	28,086	2,651,288
Molson Coors Brewing Co., Cl. B	6,510	665,062
Nigerian Breweries plc	712,630	308,866
PepsiCo, Inc.	55,730	6,070,112
Pernod Ricard SA	37,100	4,238,586
SABMiller plc	16,030	936,322
Tsingtao Brewery Co. Ltd., Cl. H	72,000	254,319
		24,734,883

Food & Staples Retailing—1.0%
Alimentation Couche-Tard, Inc., Cl. B	36,790	1,663,320
Almacenes Exito SA, GDR[2]	38,900	176,824
BIM Birlesik Magazalar AS	32,845	607,812
Costco Wholesale Corp.	4,805	803,492
CP ALL PCL	1,665,200	2,476,673
CVS Health Corp.	8,330	772,357
Magnit PJSC	20,356	3,147,388
Spar Group Ltd. (The)	118,131	1,762,836
Walgreens Boots Alliance, Inc.	21,350	1,691,987
Wal-Mart de Mexico SAB de CV	153,481	350,346
Wal-Mart Stores, Inc.	33,510	2,445,225
		15,898,260

Food Products—2.2%
Aryzta AG1	38,157	1,434,947
Barry Callebaut AG1	1,457	1,906,072
ConAgra Foods, Inc.	9,790	457,780
Danone SA	72,975	5,613,763
Kraft Heinz Co. (The)	48,100	4,155,359
Mondelez International, Inc., Cl. A	121,910	5,361,602

3 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Nestle SA	88,149	$7,066,207
Saputo, Inc.	70,790	2,126,980
Tingyi Cayman Islands Holding Corp.	492,000	426,828
Unilever plc	118,649	5,547,688
Want Want China Holdings Ltd.	1,066,000	655,231
		34,752,457

Household Products—0.6%
Colgate-Palmolive Co.	65,440	4,870,699
Kimberly-Clark de Mexico SAB de CV, Cl. A	6,483	14,653
Procter & Gamble Co. (The)	25,120	2,150,021
Reckitt Benckiser Group plc	22,286	2,158,684
		9,194,057

Personal Products—0.1%
LG Household & Health Care Ltd.	162	145,821
Shiseido Co. Ltd.	40,700	1,143,284
		1,289,105

Tobacco—1.0%
Japan Tobacco, Inc.	85,200	3,325,956
KT&G Corp.	27,981	3,023,328
Philip Morris International, Inc.	51,700	5,183,442
Swedish Match AB	101,860	3,714,533
		15,247,259

Energy—2.4%
Energy Equipment & Services—0.3%
Halliburton Co.	18,002	785,967
Schlumberger Ltd.	12,117	975,661
Technip SA	59,090	3,294,614
		5,056,242

Oil, Gas & Consumable Fuels—2.1%
Anadarko Petroleum Corp.	12,550	684,351
Apache Corp.	17,649	926,573
BP plc, Sponsored ADR	38,713	1,331,727
Chevron Corp.	56,833	5,824,246
CNOOC Ltd.	1,026,000	1,233,276
ConocoPhillips	21,229	866,568
Enbridge, Inc.	28,156	1,158,056
EOG Resources, Inc.	8,612	703,600
Hess Corp.	15,750	844,988
HollyFrontier Corp.	36,158	919,136
Koninklijke Vopak NV	36,333	1,866,687
Magellan Midstream Partners LP3	27,180	1,980,335
Newfield Exploration Co.[1]	12,963	561,298
Noble Energy, Inc.	45,996	1,642,977
Novatek OJSC, Sponsored GDR	20,900	2,097,476
Phillips 66	8,481	645,065
Pioneer Natural Resources Co.	5,178	841,787
Repsol SA	92,760	1,176,094

4 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Suncor Energy, Inc.	171,730	$4,621,254
Total SA	56,120	2,697,667
		32,623,161

Financials—9.1%
Capital Markets—1.0%
Bank of New York Mellon Corp. (The)	64,160	2,527,904
BlackRock, Inc., Cl. A	1,870	684,888
Charles Schwab Corp. (The)	6,510	185,014
Credit Suisse Group AG1	113,309	1,306,428
Deutsche Bank AG1	63,146	847,166
Goldman Sachs Group, Inc. (The)	14,620	2,321,802
ICAP plc	313,897	1,845,696
Nomura Holdings, Inc.	170,300	763,768
T. Rowe Price Group, Inc.	6,630	468,675
Tullett Prebon plc	98,590	433,359
UBS Group AG	280,873	3,867,293
		15,251,993

Commercial Banks—2.6%
3SBio, Inc.[1,2]	57,500	57,710
Banca Monte dei Paschi di Siena SpA[1]	1,019,349	350,965
Banco Bilbao Vizcaya Argentaria SA	232,213	1,354,704
Bank Mandiri Persero Tbk PT	206,300	159,013
Bank of America Corp.	209,560	3,036,525
Bank Pekao SA	22,263	703,072
BOC Hong Kong Holdings Ltd.	470,000	1,546,361
Citigroup, Inc.	203,140	8,899,563
Commercial International Bank Egypt SAE	123,370	674,511
Grupo Aval Acciones y Valores SA, ADR	109,430	843,705
Grupo Financiero Banorte SAB de CV	195,831	1,072,632
Grupo Financiero Inbursa SAB de CV	513,778	824,785
ICICI Bank Ltd., Sponsored ADR	705,030	5,344,127
JPMorgan Chase & Co.	59,190	3,786,384
Kotak Mahindra Bank Ltd.	61,369	699,867
Lloyds Banking Group plc	1,805,270	1,268,430
M&T Bank Corp.	13,950	1,598,112
Sberbank of Russia PJSC, Sponsored ADR	184,280	1,601,921
Societe Generale SA	43,880	1,495,831
Sumitomo Mitsui Financial Group, Inc.	58,400	1,863,149
SunTrust Banks, Inc.	41,140	1,739,811
US Bancorp	39,790	1,677,944
Zenith Bank plc	4,422,114	233,575
		40,832,697

Consumer Finance—0.5%
Ally Financial, Inc.	171,710	3,097,648
Discover Financial Services	40,890	2,324,188
Synchrony Financial[1]	46,880	1,307,014
		6,728,850

5 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Diversified Financial Services—1.8%
Berkshire Hathaway, Inc., Cl. B1	35,210	$5,079,747
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	293,100	1,725,660
CME Group, Inc., Cl. A	54,300	5,551,632
Grupo de Inversiones Suramericana SA	60,454	754,592
Hong Kong Exchanges & Clearing Ltd.	35,887	886,030
ING Groep NV	163,115	1,819,655
Intercontinental Exchange, Inc.	2,440	644,648
Kinnevik AB, Cl. B	55,789	1,421,695
Moscow Exchange (The)	156,198	268,582
Nasdaq, Inc.	9,900	700,524
S&P Global, Inc.	76,780	9,382,516
		28,235,281

Insurance—1.8%
AIA Group Ltd.	388,400	2,413,752
Allianz SE	20,572	2,946,309
American International Group, Inc.	47,000	2,558,680
Aon plc	12,800	1,370,496
China Pacific Insurance Group Co. Ltd., Cl. H	252,600	892,564
Dai-ichi Life Insurance Co. Ltd. (The)	173,000	2,246,529
FNF Group	45,350	1,708,334
Marsh & McLennan Cos., Inc.	29,020	1,908,065
Old Mutual plc	486,874	1,357,460
Ping An Insurance Group Co. of China Ltd., Cl. H	266,000	1,242,437
Porto Seguro SA	2,500	21,666
Progressive Corp. (The)	61,430	1,997,089
Prudential plc	364,962	6,423,602
Sul America SA	94,960	504,907
		27,591,890

Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp.	11,640	1,129,429
Digital Realty Trust, Inc.	9,960	1,040,422
HCP, Inc.	19,530	766,162
Public Storage	1,670	398,996
Simon Property Group, Inc.	10,290	2,336,242
		5,671,251

Real Estate Management & Development—0.7%
Ayala Land, Inc.	179,400	150,545
Deutsche Wohnen AG	14,690	549,405
DLF Ltd.	1,434,741	3,478,551
Global Logistic Properties Ltd.	386,000	552,491
Hang Lung Group Ltd.	136,500	440,464
Hang Lung Properties Ltd.	26,000	56,324
SM Prime Holdings, Inc.	1,824,103	1,131,988
SOHO China Ltd.	671,000	310,187
Vonovia SE	113,438	4,492,914
Wallace Theater Holdings, Inc.[1,2]	430	4
		11,162,873

6 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	239,224	$4,917,702

Health Care—7.5%
Biotechnology—1.6%
ACADIA Pharmaceuticals, Inc.[1]	47,150	1,746,436
Amgen, Inc.	4,150	713,925
Biogen, Inc.[1]	14,980	4,343,152
BioMarin Pharmaceutical, Inc.[1]	16,000	1,590,720
Bluebird Bio, Inc.[1]	14,630	836,543
Celgene Corp.[1]	23,766	2,666,308
Celldex Therapeutics, Inc.[1]	99,010	457,426
Circassia Pharmaceuticals plc[1]	348,434	440,386
CSL Ltd.	27,300	2,452,130
Gilead Sciences, Inc.	36,420	2,894,297
Grifols SA	97,429	2,133,923
Ionis Pharmaceuticals, Inc.[1]	23,710	692,095
MacroGenics, Inc.[1]	32,170	984,080
Regeneron Pharmaceuticals, Inc.[1]	670	284,830
Sage Therapeutics, Inc.[1]	6,020	270,057
Vertex Pharmaceuticals, Inc.[1]	15,445	1,498,165
		24,004,473

Health Care Equipment & Supplies—1.1%
Baxter International, Inc.	21,900	1,051,638
Boston Scientific Corp.[1]	96,940	2,353,703
Coloplast AS, Cl. B	23,330	1,829,652
Danaher Corp.	28,994	2,361,271
Essilor International SA	14,273	1,825,918
Medtronic plc	9,590	840,372
Sonova Holding AG	12,045	1,650,029
William Demant Holding AS1	69,845	1,424,434
Zimmer Biomet Holdings, Inc.	33,100	4,340,734
		17,677,751

Health Care Providers & Services—1.9%
Aetna, Inc.	46,520	5,359,569
Anthem, Inc.	25,050	3,290,067
Apollo Hospitals Enterprise Ltd.	38,464	783,283
Cardinal Health, Inc.	10,460	874,456
Express Scripts Holding Co.[1]	53,300	4,054,531
HCA Holdings, Inc.[1]	7,170	553,022
Humana, Inc.	8,160	1,408,008
Laboratory Corp. of America Holdings[1]	7,560	1,055,074
McKesson Corp.	9,520	1,852,211
Odontoprev SA	6,700	26,863
Sinopharm Group Co. Ltd., Cl. H	354,200	1,722,002
Sonic Healthcare Ltd.	82,422	1,442,581
UnitedHealth Group, Inc.	47,520	6,804,864
Universal Health Services, Inc., Cl. B	1,120	145,074
		29,371,605

7 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Technology—0.1%
Cerner Corp.[1]	22,860	$1,426,235

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	19,740	949,692
Charles River Laboratories International, Inc.[1]	3,570	313,910
Lonza Group AG1	10,861	2,047,011
Thermo Fisher Scientific, Inc.	7,100	1,127,764
		4,438,377

Pharmaceuticals—2.5%
Allergan plc[1]	14,210	3,594,420
Bayer AG	24,014	2,583,937
Bristol-Myers Squibb Co.	74,851	5,599,603
Dr. Reddy’s Laboratories Ltd.	22,460	982,952
Eli Lilly & Co.	14,920	1,236,719
Galenica AG	1,314	1,694,305
Glenmark Pharmaceuticals Ltd.	28,530	367,353
Johnson & Johnson	38,760	4,853,915
Merck & Co., Inc.	45,840	2,688,974
Mylan NV1	29,110	1,362,057
Novo Nordisk AS, Cl. B	42,297	2,413,154
Pfizer, Inc.	92,110	3,397,938
Roche Holding AG	15,627	3,989,799
Shire plc	19,180	1,240,088
Sun Pharmaceutical Industries Ltd.	53,207	658,610
Teva Pharmaceutical Industries Ltd., Sponsored ADR	40,070	2,143,745
		38,807,569

Industrials—8.3%
Aerospace & Defense—1.2%
Airbus Group SE	151,060	8,874,387
Embraer SA	119,500	546,566
Embraer SA, Sponsored ADR	67,610	1,235,235
Lockheed Martin Corp.	12,670	3,202,089
Rolls-Royce Holdings plc[1]	253,432	2,651,291
United Technologies Corp.	21,370	2,300,480
		18,810,048

Air Freight & Couriers—0.6%
FedEx Corp.	2,820	456,558
Philips Lighting NV1,2	67,017	1,714,659
Royal Mail plc	519,120	3,497,229
United Parcel Service, Inc., Cl. B	27,260	2,946,806
XPO Logistics, Inc.[1]	26,770	792,927
		9,408,179

Airlines—0.1%
Delta Air Lines, Inc.	17,510	678,512
Japan Airlines Co. Ltd.	32,900	1,016,956
		1,695,468

8 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Building Products—0.3%
A.O. Smith Corp.	4,720	$438,441
Allegion plc	6,390	462,572
Assa Abloy AB, Cl. B	149,346	3,275,905
		4,176,918

Commercial Services & Supplies—0.7%
Aggreko plc	62,952	1,071,095
Edenred	81,484	1,845,992
KAR Auction Services, Inc.	7,230	309,227
Prosegur Cia de Seguridad SA	348,437	2,365,881
Republic Services, Inc., Cl. A	15,600	799,656
Tyco International plc	49,350	2,248,880
Waste Connections, Inc.	15,092	1,124,052
Waste Management, Inc.	8,570	566,649
		10,331,432

Construction & Engineering—0.5%
Boskalis Westminster	54,351	1,994,542
CIMIC Group Ltd.	51,000	1,124,092
FLSmidth & Co. AS	16,382	657,312
Vinci SA	47,820	3,626,342
		7,402,288

Electrical Equipment—1.2%
ABB Ltd.[1]	37,532	797,409
Acuity Brands, Inc.	2,240	587,843
Eaton Corp. plc	29,040	1,841,426
Emerson Electric Co.	28,850	1,612,715
Legrand SA	28,830	1,590,083
Mitsubishi Electric Corp.	125,000	1,463,615
Nidec Corp.	73,100	6,639,329
Prysmian SpA	40,829	954,124
Rockwell Automation, Inc.	3,330	380,952
Schneider Electric SE	54,180	3,538,606
		19,406,102

Industrial Conglomerates—0.9%
3M Co.	16,950	3,023,202
General Electric Co.	246,690	7,681,926
Jardine Strategic Holdings Ltd.	41,072	1,257,576
Siemens AG	10,359	1,124,663
SM Investments Corp.	89,494	1,310,076
		14,397,443

Machinery—0.8%
Aalberts Industries NV	71,646	2,377,922
Atlas Copco AB, Cl. A	73,622	2,066,272
Caterpillar, Inc.	5,630	465,939
Deere & Co.	17,700	1,375,467
FANUC Corp.	8,100	1,353,842
Fortive Corp.[1]	12,007	578,857
Ingersoll-Rand plc	10,210	676,515

9 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Parker-Hannifin Corp.	9,690	$1,106,501
Pentair plc	10,510	670,748
Stanley Black & Decker, Inc.	3,800	462,460
Wabtec Corp.	2,240	153,440
Weir Group plc (The)	31,967	619,455
		11,907,418

Professional Services—0.9%
Experian plc	148,702	2,905,048
Intertek Group plc	46,860	2,246,857
Nielsen Holdings plc	78,760	4,242,014
Recruit Holdings Co. Ltd.	70,800	2,697,648
SGS SA	589	1,302,695
		13,394,262

Road & Rail—0.3%
Canadian National Railway Co.	24,840	1,570,136
Canadian Pacific Railway Ltd.	16,520	2,474,366
J.B. Hunt Transport Services, Inc.	8,800	731,544
		4,776,046

Trading Companies & Distributors—0.6%
Brenntag AG	70,873	3,519,878
Bunzl plc	84,697	2,649,301
Travis Perkins plc	86,826	1,792,307
Wolseley plc	33,467	1,862,894
		9,824,380

Transportation Infrastructure—0.2%
Airports of Thailand PCL	23,700	268,879
Beijing Capital International Airport Co. Ltd., Cl. H	874,000	1,008,680
DP World Ltd.	74,172	1,260,777
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	29,512	454,076
		2,992,412

Information Technology—11.9%
Communications Equipment—0.4%
Nokia OYJ	350,224	2,011,428
Nokia OYJ, Sponsored ADR	211,037	1,217,684
Telefonaktiebolaget LM Ericsson, Cl. B	415,738	3,097,875
		6,326,987

Electronic Equipment, Instruments, & Components—1.3%
Corning, Inc.	63,010	1,400,082
Hoya Corp.	48,700	1,727,532
Keyence Corp.	9,550	6,738,677
Kyocera Corp.	48,900	2,296,640
Murata Manufacturing Co. Ltd.	44,500	5,450,460
Spectris plc	36,327	902,847
TE Connectivity Ltd.	18,720	1,128,442
		19,644,680

10 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Internet Software & Services—3.7%
Alibaba Group Holding Ltd., Sponsored ADR[1]	61,293	$5,055,447
Alphabet, Inc., Cl. A1	14,849	11,750,608
Alphabet, Inc., Cl. C1	18,762	14,424,038
Baidu, Inc., Sponsored ADR[1]	33,310	5,316,276
eBay, Inc.[1]	38,310	1,193,739
Facebook, Inc., Cl. A1	71,880	8,908,807
LinkedIn Corp., Cl. A1	760	146,475
MercadoLibre, Inc.	690	105,625
NAVER Corp.	1,501	951,940
Tencent Holdings Ltd.	217,285	5,220,800
Twitter, Inc.[1]	75,140	1,250,329
United Internet AG	29,641	1,308,727
Yahoo Japan Corp.	378,800	1,670,623
		57,303,434

IT Services—1.5%
Amadeus IT Holding SA, Cl. A	54,605	2,561,153
Amdocs Ltd.	55,000	3,209,800
Cielo SA	9,900	112,209
Cognizant Technology Solutions Corp., Cl. A1	5,490	315,620
Earthport plc[1]	867,954	150,595
First Data Corp., Cl. A1	93,650	1,161,260
Infosys Ltd.	145,352	2,335,235
MasterCard, Inc., Cl. A	21,100	2,009,564
PayPal Holdings, Inc.[1]	202,300	7,533,652
Tata Consultancy Services Ltd.	28,745	1,127,677
Visa, Inc., Cl. A	12,122	946,122
Xerox Corp.	164,380	1,693,114
		23,156,001

Semiconductors & Semiconductor Equipment—1.8%
Applied Materials, Inc.	55,170	1,450,419
ARM Holdings plc	75,260	1,665,929
ASML Holding NV	17,606	1,946,867
Broadcom Ltd.	25,367	4,108,947
Infineon Technologies AG	302,235	5,003,932
Maxim Integrated Products, Inc.	100,320	4,091,049
Microchip Technology, Inc.	17,380	967,023
Micron Technology, Inc.[1]	16,736	229,953
NVIDIA Corp.	26,250	1,498,875
NXP Semiconductors NV1	8,800	739,992
Taiwan Semiconductor Manufacturing Co. Ltd.	673,000	3,633,594
Texas Instruments, Inc.	30,830	2,150,392
		27,486,972

Software—2.3%
Activision Blizzard, Inc.	57,520	2,310,003
Adobe Systems, Inc.[1]	29,730	2,909,378
AVEVA Group plc	24,630	616,284
Dassault Systemes	24,738	2,041,159
Electronic Arts, Inc.[1]	32,040	2,445,293

11 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software (Continued)
Gemalto NV	24,726	$1,629,806
Intuit, Inc.	39,350	4,367,456
Microsoft Corp.	45,270	2,565,904
Oracle Corp.	60,980	2,502,619
SAP SE	131,842	11,545,355
Synopsys, Inc.[1]	21,660	1,173,106
Temenos Group AG1	39,566	2,445,300
		36,551,663

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	121,751	12,687,672
Western Digital Corp.	42,620	2,024,876
		14,712,548

Materials—2.5%
Chemicals—1.3%
Akzo Nobel NV	32,644	2,115,308
Albemarle Corp.	10,240	861,901
Asian Paints Ltd.	15,950	264,535
Eastman Chemical Co.	16,810	1,096,516
EI du Pont de Nemours & Co.	17,740	1,227,076
Essentra plc	169,466	1,086,694
Linde AG	27,456	3,950,716
Mosaic Co. (The)	12,580	339,660
Novozymes AS, Cl. B	43,017	2,113,750
PPG Industries, Inc.	13,260	1,388,455
Sherwin-Williams Co. (The)	1,820	545,509
Sika AG	427	2,002,116
Syngenta AG	7,490	2,944,837
		19,937,073

Construction Materials—0.4%
Indocement Tunggal Prakarsa Tbk PT	371,500	484,797
James Hardie Industries plc	156,600	2,600,031
Semen Indonesia Persero Tbk PT	442,000	316,738
UltraTech Cement Ltd.	13,428	746,062
Vulcan Materials Co.	17,050	2,113,859
		6,261,487

Containers & Packaging—0.1%
CCL Industries, Inc., Cl. B	10,031	1,795,462

Metals & Mining—0.7%
Agnico Eagle Mines Ltd.	7,040	409,306
Alrosa PJSC	655,951	708,989
Glencore plc[1]	255,570	638,043
Goldcorp, Inc.	99,500	1,779,060
Newcrest Mining Ltd.[1]	90,200	1,733,842
Newmont Mining Corp.	15,410	678,040
Real Gold Mining Ltd.[1]	273,000	352
Silver Wheaton Corp.	92,890	2,588,844

12 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Metals & Mining (Continued)
Zijin Mining Group Co. Ltd., Cl. H	4,298,000	$1,573,100
		10,109,576

Telecommunication Services—2.5%
Diversified Telecommunication Services—1.4%
BT Group plc	327,311	1,780,142
Iliad SA	7,570	1,469,833
Inmarsat plc	89,930	930,028
Koninklijke KPN NV	273,234	897,915
Nippon Telegraph & Telephone Corp.	122,400	5,854,102
Spark New Zealand Ltd.	906,667	2,585,909
Telstra Corp. Ltd.	327,735	1,439,091
Verizon Communications, Inc.	92,420	5,120,992
Vivendi SA	116,190	2,281,551
		22,359,563

Wireless Telecommunication Services—1.1%
China Mobile Ltd.	194,500	2,415,709
KDDI Corp.	164,200	5,001,057
Rogers Communications, Inc., Cl. B	61,755	2,727,692
SK Telecom Co. Ltd.	3,665	752,933
T-Mobile US, Inc.[1]	29,110	1,348,957
Vodafone Group plc	1,573,600	4,787,056
		17,033,404

Utilities—0.6%
Electric Utilities—0.5%
Edison International	36,890	2,854,548
NextEra Energy, Inc.	2,330	298,916
OGE Energy Corp.	21,940	705,810
PG&E Corp.	54,340	3,474,499
		7,333,773

Gas Utilities—0.1%
AmeriGas Partners LP3	25,210	1,257,727
Total Common Stocks (Cost $891,708,022)		953,972,363

Preferred Stocks—0.4%
Bayerische Motoren Werke (BMW) AG, Preference	45,059	3,264,362
Lojas Americanas SA, Preference	401,014	2,368,437
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	1,175,581	161,459
Total Preferred Stocks (Cost $4,768,880)		5,794,258

	Units
Rights, Warrants and Certificates—0.0%
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1] (Cost $77,776)	123,800	50,183

	Principal Amount
U.S. Government Obligations—17.0%
United States Treasury Bills, 0.246%, 8/11/16[4,5,6]	$49,000,000	48,996,727
United States Treasury Bonds, 2.875%, 8/15/45[4]	61,480,000	70,614,330
United States Treasury Nts.:
1.125%, 2/28/21[4]	23,375,000	23,521,561

13 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
U.S. Government Obligations (Continued)
United States Treasury Nts.:
1.625%, 2/15/26[4,5]	$118,600,000	$120,404,736
Total U.S. Government Obligations (Cost $250,885,610)		263,537,354

Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $211,277)	210,000	237,719

	Shares
Investment Companies—19.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[7,8]	122,612,444	122,612,444
Oppenheimer Master Event-Linked Bond Fund, LLC[7]	5,734,430	89,091,232
Oppenheimer Master Loan Fund, LLC[7]	5,674,937	86,486,647
Total Investment Companies (Cost $300,895,480)		298,190,323

Total Investments, at Value (Cost $1,448,547,045)	98.2%	1,521,782,200
Net Other Assets (Liabilities)	1.8	28,520,983

Net Assets	100.0%	$1,550,303,183

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,949,197 or 0.13% of the Fund’s net assets at period end.

3. Security is a Master Limited Partnership.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $22,268,867. See Note 6 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $2,685,433. See Note 6 of the accompanying Consolidated Notes.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	October 30,	Gross	Gross		Shares
	2015[a]	Additions	Reductions		July 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	26,662,924	703,696,830	607,747,310		122,612,444
Oppenheimer Master Event-Linked Bond Fund, LLC	5,734,430	—	—		5,734,430
Oppenheimer Master Loan Fund, LLC	5,674,937	—	—		5,674,937

		Value	Income		Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$122,612,444	$219,207		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		89,091,232	3,676,308	[b]	1,095,740[b]

14 OPPENHEIMER GLOBAL ALLOCATION FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income	Realized Loss

Oppenheimer Master Loan Fund, LLC	$86,486,647	$3,242,635[c]	$1,832,223[c]

Total	$298,190,323	$7,138,150	$2,927,963

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$984,217,393	64.7%
France	71,957,736	4.7
United Kingdom	71,116,955	4.7
Japan	64,143,675	4.2
Germany	51,227,164	3.4
Switzerland	39,810,001	2.6
China	33,646,112	2.2
India	31,309,682	2.1
Canada	29,158,186	1.9
Netherlands	19,754,642	1.3
Spain	15,104,777	1.0
Sweden	13,576,280	0.9
Hong Kong	9,829,368	0.6
Australia	9,636,954	0.6
Brazil	8,540,033	0.6
Denmark	8,438,301	0.6
Russia	7,824,355	0.5
Mexico	5,415,100	0.4
South Korea	4,874,021	0.3
Singapore	4,661,438	0.3
Ireland	3,840,120	0.3
Italy	3,810,681	0.3
Taiwan	3,633,594	0.2
Philippines	3,324,002	0.2
Finland	3,229,112	0.2
Thailand	2,745,552	0.2
New Zealand	2,585,909	0.2
Israel	2,143,745	0.1
Malaysia	2,015,165	0.1
Colombia	1,775,121	0.1
South Africa	1,762,836	0.1
Indonesia	1,699,376	0.1
United Arab Emirates	1,260,777	0.1
Turkey	1,133,628	0.1
Poland	703,072	0.1
Egypt	674,511	0.0
Belgium	554,760	0.0
Nigeria	542,441	0.0

15 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Argentina	$105,625	0.0%

Total	$1,521,782,200	100.0%

Forward Currency Exchange Contracts as of July 31, 2016
		Currency
	Settlement	Purchased		Currency Sold		Unrealized	Unrealized
Counterparty	Month(s)	(000’s)		(000’s)		Appreciation	Depreciation

BAC	09/2016	SEK	47,050	USD	5,451	$61,226	$—
BAC	09/2016	USD	2,066	INR	141,000	—	31,309
BNP	09/2016	USD	7,876	COP	23,820,000	199,491	—
BOA	09/2016	CLP	10,163,200	USD	14,646	801,450	—
BOA	09/2016	COP	62,524,000	USD	20,346	—	197,791
BOA	09/2016	IDR	333,552,000	USD	24,699	599,758	10,662
BOA	09/2016	KRW	12,920,000	USD	11,280	329,059	—
BOA	09/2016	MYR	9,000	USD	2,271	—	41,650
BOA	09/2016	USD	47,947	CHF	45,840	548,491	34,194
BOA	09/2016	USD	13,622	CLP	9,063,000	—	153,224
BOA	09/2016	USD	14,750	MYR	60,820	—	318,932
BOA	09/2016	USD	26,693	SEK	226,990	97,667	—
CITNA-B	09/2016	COP	11,245,000	USD	3,812	—	188,534
CITNA-B	09/2016	GBP	34,810	USD	47,096	—	986,382
CITNA-B	09/2016	PHP	56,000	USD	1,181	7,175	—
CITNA-B	09/2016	PLN	3,320	USD	834	16,412	—
CITNA-B	09/2016	THB	61,000	USD	1,733	16,418	—
CITNA-B	09/2016	TWD	301,000	USD	9,387	97,995	—
CITNA-B	09/2016	USD	10,382	CAD	13,370	138,767	—
DEU	09/2016	SEK	312,040	USD	37,499	—	939,437
GSCO-OT	08/2016	BRL	64,000	USD	18,927	811,953	—
GSCO-OT	09/2016	JPY	2,635,000	USD	25,361	514,098	—
GSCO-OT	08/2016	USD	19,759	BRL	64,000	20,720	—
GSCO-OT	09/2016	USD	19,449	INR	1,329,000	—	317,476
GSCO-OT	09/2016	USD	12,373	JPY	1,301,000	—	402,209
GSCO-OT	09/2016	USD	7,334	NOK	61,930	—	7,087
GSCO-OT	09/2016	USD	444	PLN	1,750	—	4,618
HSBC	09/2016	CLP	619,000	USD	933	7,781	—
HSBC	09/2016	CNH	132,180	USD	19,676	226,349	—
HSBC	09/2016	HKD	109,350	USD	14,108	—	4,296
HSBC	09/2016	MXN	57,300	USD	3,092	—	52,210
HSBC	09/2016	TRY	3,000	USD	1,018	—	26,252
HSBC	09/2016	USD	2,131	AUD	2,835	—	20,095
HSBC	09/2016	USD	24,622	CNH	165,400	—	281,667
HSBC	09/2016	USD	23,408	HKD	181,470	2,868	—
HSBC	09/2016	USD	2,896	KRW	3,401,000	—	159,818
HSBC	09/2016	USD	1,237	TWD	40,000	—	23,034
HSBC	09/2016	ZAR	80,790	USD	5,525	236,342	—
JPM	09/2016	AUD	7,240	USD	5,430	62,341	—
JPM	08/2016	BRL	18,390	USD	5,567	104,986	—
JPM	09/2016	CHF	5,395	USD	5,453	129,288	—
JPM	09/2016	IDR	27,653,000	USD	2,104	—	7,631
JPM	09/2016	INR	439,000	USD	6,488	41,397	—

16 OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
		Currency
	Settlement	Purchased		Currency Sold		Unrealized	Unrealized
Counterparty	Month(s)	(000’s)		(000’s)		Appreciation	Depreciation

JPM	09/2016	NOK	126,780	USD	15,151	$—	$123,643
JPM	09/2016	RUB	396,100	USD	6,163	—	239,094
JPM	09/2016	SGD	5,950	USD	4,404	32,688	—
JPM	08/2016	USD	5,678	BRL	18,390	5,954	—
JPM	09/2016	USD	2,739	CAD	3,595	—	14,918
JPM	09/2016	USD	109,164	EUR	96,640	977,933	88,666
JPM	09/2016	USD	77,364	GBP	54,311	5,521,828	99,235
JPM	09/2016	USD	6,491	MXN	124,200	—	97,555
JPM	09/2016	USD	15,064	RUB	1,011,200	—	57,515
JPM	09/2016	ZAR	158,940	USD	10,147	1,187,148	—
RBS	09/2016	AUD	14,527	USD	10,662	359,255	—
RBS	08/2016	BRL	48,050	USD	14,835	—	15,556
RBS	08/2016	USD	14,329	BRL	48,050	—	490,529
RBS	09/2016	USD	6,293	JPY	646,000	—	50,560
RBS	09/2016	USD	9,564	MXN	180,900	—	32,243
TDB	08/2016 - 09/2016	BRL	68,680	USD	20,949	126,631	11,117
TDB	08/2016	USD	10,454	BRL	34,340	—	137,343
TDB	09/2016	USD	16,046	COP	49,949,000	—	50,329
TDB	09/2016	USD	5,647	ZAR	84,550	—	382,257

Total Unrealized Appreciation and Depreciation						$13,283,469	$6,099,068

Futures Contracts as of July 31, 2016
				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)

Mini MSCI Emerging Markets Index	NYF	Sell	9/16/16	2,324	$102,430,300	$(4,500,926)
Nikkei 225 Index	TYOE	Buy	9/8/16	24	3,906,895	143,291
S&P 500 E-Mini Index	CME	Buy	9/16/16	726	78,705,660	2,146,648
STOXX Europe 600 Index	EUX	Sell	9/16/16	7,061	134,398,720	(8,557,428)
United States Treasury Nts., 5 yr.	CBT	Buy	9/30/16	1,838	224,264,719	3,788,100
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/16	276	36,720,938	987,104

						$(5,993,211)

Over-the-Counter Total Return Swaps at July 31, 2016
		Pay/Receive				Notional
		Total		Maturity		Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date		(000’s)	Value

iShares iBoxx USD High Yield	BOA	Receive	One-Month USD BBA LIBOR minus 105 basis points	11/17/16	USD	49,689	$(119,271)

MSCI Daily TR Net Emerging	GOL	Receive	One-Month USD BBA LIBOR plus 10 basis points	11/11/16	USD	15,761	1,837,887

MSCI Daily TR Net Emerging	GOL	Receive	One-Month USD BBA LIBOR plus 105 basis points	11/11/16	USD	15,145	345,881

17 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
		Pay/Receive				Notional
		Total		Maturity		Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date		(000’s)	Value

MSCI Daily TR Net Emerging Mexico	GOL	Receive	One-Month USD BBA LIBOR plus 56 basis points	11/11/16	USD	14,669	$205,338

MSCI Daily TR Net Malaysia	GOL	Receive	One-Month USD BBA LIBOR plus 33 basis points	11/11/16	USD	15,088	(39,023)

MSCI International Net Brazil	GOL	Receive	One-Month USD BBA LIBOR plus 21 basis points	11/11/16	USD	16,422	1,554,474

Total Over-the-Counter Total Return Swaps							$3,785,286

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso

18 OPPENHEIMER GLOBAL ALLOCATION FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
NYF	New York Futures Exchange
TYOE	Tokyo Stock Exchange

19 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 899 shares with net assets of 4,442,767 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has

20 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

21 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(amortized-cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the

22 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

23 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$71,316,383	$87,949,263	$—	$159,265,646
Consumer Staples	43,550,119	57,565,902	—	101,116,021
Energy	25,313,589	12,365,814	—	37,679,403
Financials	76,416,286	63,976,247	4	140,392,537
Health Care	84,017,600	31,708,410	—	115,726,010
Industrials	47,198,135	81,324,261	—	128,522,396
Information Technology	116,989,641	68,192,644	—	185,182,285
Materials	14,823,688	23,279,558	352	38,103,598
Telecommunication Services	9,197,641	30,195,326	—	39,392,967
Utilities	8,591,500	—	—	8,591,500
Preferred Stocks	161,459	5,632,799	—	5,794,258
Rights, Warrants and Certificates	50,183	—	—	50,183
U.S. Government Obligations	—	263,537,354	—	263,537,354
Non-Convertible Corporate Bond and Note	—	237,719	—	237,719
Investment Company	122,612,444	—	—	122,612,444

Total Investments, at Value	620,238,668	725,965,297	356	1,346,204,321
Other Financial Instruments:
Futures contracts	7,065,143	—	—	7,065,143
Forward currency exchange contracts	—	13,283,469	—	13,283,469
Swaps, at value	—	3,943,580	—	3,943,580

Total Assets excluding investment companies valued using practical expedient	$627,303,811	$743,192,346	$356	1,370,496,513

Investment companies valued using practical expedient				175,577,879

Total Assets				$1,546,074,392

Liabilities Table
Other Financial Instruments:
Futures contracts	$(13,058,354)	$—	$—	$(13,058,354)
Forward currency exchange contracts	—	(6,099,068)	$—	(6,099,068)
Swaps, at value	—	(158,294)	$—	(158,294)

Total Liabilities	$(13,058,354)	$(6,257,362)	$—	$(19,315,716)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

24 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

	Transfers out	Transfers into
	of Level 1*	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$(956,803)	$956,803
Consumer
Staples	(1,099,115)	1,099,115
Financials	(3,018,521)	3,018,521
Industrials	(1,260,350)	1,260,350
Preferred Stocks	(848,432)	848,432

Total Assets	$(7,183,221)	$7,183,221

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

25 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 6.4% of Master Loan and 32.1% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more

26 OPPENHEIMER GLOBAL ALLOCATION FUND

4. Investments and Risks (Continued)

general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

27 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

28 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $253,371,292 and $384,330,478, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments

29 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

(variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $163,876,571 and $148,340,050 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the

30 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,060,269 and $15,932 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $98,576 on written call options.

At period end, the Fund had no purchased or written options outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of October 30, 2015	–	$–
Options written	2,681	888,145
Options exercised	(2,681)	(888,145)

Options outstanding as of July 31, 2016	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be

31 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $6,164,000 on interest rate swaps which receive a fixed rate.

At period end, the Fund had no such interest rate swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific

32 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $45,154,488 and $14,994,534 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts

33 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $15,460,555.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

34 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,452,581,403
Federal tax cost of other investments	112,966,020

Total federal tax cost	$1,565,547,423

Gross unrealized appreciation	$178,501,560
Gross unrealized depreciation	(104,093,248)

Net unrealized appreciation	$74,408,312

35 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Common Stocks—51.8%
Consumer Discretionary—2.3%
Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc.	158,126	$7,454,060

Household Durables—0.0%
Everyware Global, Inc.[1]	8,735	63,329

Media—0.7%
DISH Network Corp., Cl. A1,2	171,875	9,181,562

Multiline Retail—1.1%
Target Corp.	196,900	14,832,477

Consumer Staples—3.2%
Beverages—0.8%
Coca-Cola Co. (The)	241,000	10,514,830

Tobacco—2.4%
Altria Group, Inc.[2]	281,641	19,067,096
Philip Morris International, Inc.	142,770	14,314,120
		33,381,216

Energy—4.4%
Energy Equipment & Services—0.5%
Halliburton Co.	70,111	3,061,046
Schlumberger Ltd.	39,569	3,186,096
Vantage Drilling International[1]	492	43,296
		6,290,438

Oil, Gas & Consumable Fuels—3.9%
Canadian Natural Resources Ltd.	129,217	3,913,178
Chevron Corp.	75,452	7,732,321
ConocoPhillips	248,248	10,133,483
EOG Resources, Inc.	67,783	5,537,871
Newfield Exploration Co.[1]	86,807	3,758,743
Noble Energy, Inc.[2]	316,867	11,318,489
Occidental Petroleum Corp.	106,831	7,983,481
Valero Energy Corp.	62,216	3,252,652
		53,630,218

Financials—7.9%
Capital Markets—0.4%
Aretec Group, Inc.[1]	3,448	25,860
Goldman Sachs Group, Inc. (The)	34,920	5,545,645
		5,571,505

Commercial Banks—2.8%
Citigroup, Inc.	176,130	7,716,255
JPMorgan Chase & Co.[2]	182,610	11,681,562
M&T Bank Corp.	140,980	16,150,669
Wells Fargo & Co.	65,790	3,155,946
		38,704,432

Insurance—2.4%
Allstate Corp. (The)	115,260	7,875,716

1 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance (Continued)
Chubb Ltd.	192,730	$24,141,360
		32,017,076

Real Estate Investment Trusts (REITs)—2.3%
American Assets Trust, Inc.	121,328	5,566,529
Blackstone Mortgage Trust, Inc., Cl. A2	387,240	11,233,832
Macerich Co. (The)	93,910	8,380,528
Starwood Property Trust, Inc.[2]	257,150	5,605,870
		30,786,759

Health Care—8.7%
Biotechnology—0.8%
Shire plc, ADR	53,850	10,453,362

Health Care Equipment & Supplies—0.5%
Medtronic plc	72,528	6,355,629
New Millennium Holdco, Inc.[1]	7,733	33,511
		6,389,140

Health Care Providers & Services—3.3%
Express Scripts Holding Co.[1]	116,760	8,881,933
HCA Holdings, Inc.[1]	39,900	3,077,487
Millennium Corporate Claim Litigation Trust[1]	441	4
Millennium Lender Claim Litigation Trust[1]	882	9
UnitedHealth Group, Inc.	174,610	25,004,152
Universal Health Services, Inc., Cl. B	63,130	8,177,229
		45,140,814

Pharmaceuticals—4.1%
Allergan plc[1]	61,470	15,548,836
Merck & Co., Inc.	205,360	12,046,418
Novartis AG, ADR	174,520	14,530,535
Roche Holding AG	54,370	13,881,446
		56,007,235

Industrials—10.1%
Aerospace & Defense—6.0%
Honeywell International, Inc.[2]	266,030	30,947,270
L-3 Communications Holdings, Inc.	57,750	8,756,632
Lockheed Martin Corp.[2]	88,310	22,318,586
Northrop Grumman Corp.	50,150	10,863,995
Raytheon Co.	57,250	7,988,093
		80,874,576

Airlines—0.3%
United Continental Holdings, Inc.[1]	95,656	4,485,310

Commercial Services & Supplies—2.2%
Republic Services, Inc., Cl. A2	407,390	20,882,811
Tyco International plc	210,830	9,607,523
		30,490,334

Industrial Conglomerates—1.0%
General Electric Co.	416,180	12,959,845

2 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Road & Rail—0.6%
Union Pacific Corp.	93,390	$8,689,940

Information Technology—6.7%
Communications Equipment—0.7%
Juniper Networks, Inc.[2]	377,470	8,564,794

Internet Software & Services—2.3%
Alphabet, Inc., Cl. A1,2	39,720	31,432,025

Semiconductors & Semiconductor Equipment—2.3%
QUALCOMM, Inc.[2]	210,470	13,171,213
Xilinx, Inc.[2]	347,660	17,758,473
		30,929,686

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.[2]	185,316	19,311,780

Materials—3.3%
Chemicals—1.5%
Celanese Corp., Cl. A	161,040	10,213,157
LyondellBasell Industries NV, Cl. A	50,362	3,790,244
Methanex Corp.	236,775	6,634,436
		20,637,837

Containers & Packaging—1.8%
Packaging Corp. of America	126,080	9,416,915
Sonoco Products Co.	290,800	14,810,444
		24,227,359

Telecommunication Services—2.6%
Diversified Telecommunication Services—2.6%
AT&T, Inc.[2]	263,980	11,427,694
BCE, Inc.	258,130	12,361,846
Verizon Communications, Inc.	202,850	11,239,918
		35,029,458

Utilities—2.6%
Electric Utilities—2.2%
Edison International	243,150	18,814,947
PPL Corp.[2]	275,054	10,372,286
		29,187,233

Multi-Utilities—0.4%
CMS Energy Corp.	116,470	5,262,115
Total Common Stocks (Cost $620,111,967)		702,500,745

Preferred Stocks—1.0%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.[3]	5,167	5,296,175
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.[3]	7,500	7,875,000
Total Preferred Stocks (Cost $12,684,599)		13,171,175

	Principal Amount
Asset-Backed Securities—6.7%
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.751%, 6/15/32[3,4]	$22,363,941	17,892,405

3 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Airspeed Ltd.: (Continued)
Series 2007-1A, Cl. G2, 0.761%, 6/15/32[3,5]	$6,429,633	$5,318,322
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.781%, 9/15/41[3,4]	27,386,793	12,830,384
GSAMP Trust:
Series 2005-HE4, Cl. M3, 1.008%, 7/25/45[3]	3,300,000	2,774,280
Series 2005-HE5, Cl. M3, 0.948%, 11/25/35[3]	8,121,777	6,436,396
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.978%, 6/25/35[3]	5,500,000	4,652,397
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 0.968%, 8/25/35[3]	5,000,000	4,734,734
RASC Series Trust:
Series 2005-KS8, Cl. M5, 1.128%, 8/25/35[3]	2,993,634	2,469,669
Series 2006-KS2, Cl. M2, 0.878%, 3/25/36[3]	14,625,000	11,612,449
Raspro Trust, Series 2005-1A, Cl. G, 1.047%, 3/23/24[3,4]	18,587,162	17,860,330
Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 0.943%, 9/25/47[3]	7,595,000	4,478,908
Total Asset-Backed Securities (Cost $97,327,021)		91,060,274

Mortgage-Backed Obligations—4.3%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 1.133%, 4/25/34[3]	3,558,338	3,067,829
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.268%, 6/25/35[3]	4,000,000	3,794,601
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 2.288%, 11/25/34[3]	4,175,469	3,850,415
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Cl. M3, 1.433%, 10/25/34[3]	1,250,000	1,077,514
First NLC Trust, Series 2005-4, Cl. A4, 0.878%, 2/25/36[3]	11,003,000	9,732,809
Home Equity Asset Trust, Series 2005-5, Cl. M2, 1.253%, 11/25/35[3]	1,888,088	1,830,203
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 0.978%, 8/25/35[3]	1,298,061	1,209,612
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.851%, 4/21/34[3]	443,232	450,305
RAMP Trust:
Series 2005-RS2, Cl. M4, 1.208%, 2/25/35[3]	4,469,000	4,078,909
Series 2005-RS6, Cl. M2, 1.253%, 6/25/35[3]	944,044	932,359
Series 2006-EFC1, Cl. M2, 0.888%, 2/25/36[3]	5,490,000	4,631,651
Series 2006-NC3, Cl. A3, 0.758%, 3/25/36[3]	16,698,000	14,477,483
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.808%, 5/25/37[3,5]	9,806,481	9,465,918
Total Mortgage-Backed Obligations (Cost $46,284,280)		58,599,608

Non-Convertible Corporate Bonds and Notes—8.5%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[5]	460,000	477,250
Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K3,6	14,100,000	14,345,058
Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[5]	420,000	440,475
Citigroup, Inc., 5.875% Jr. Sub. Perpetual Bonds[3,6]	14,307,000	14,423,173
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42% Sr. Sec. Nts., 6/15/21[5]	210,000	219,769

4 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[5,7]	$6,894,873	$8,299,704
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,6]	639,000	520,785
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[3,6]	14,790,000	15,400,087
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	24,530,000	26,558,631
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 4.127% Sr. Sec. Nts., 7/15/21[3,5]	135,000	136,350
Sabine Pass Liquefaction LLC, 5.875% Sr. Sec. Nts., 6/30/26[5]	230,000	236,325
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[3,6]	18,982,000	19,005,728
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,6	14,305,000	15,231,964
Total Non-Convertible Corporate Bonds and Notes (Cost $110,000,259)		115,295,299

Corporate Loans—9.0%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 4/30/22[3]	155,451	146,901
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.00%, 5/8/20[3]	147,661	131,972
Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.75%, 6/9/23[3,8]	1,270,000	1,273,175
ABC Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/16/20[3]	115,354	115,769
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[3]	123,377	122,863
Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/13/22[3,8]	249,410	248,862
Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[3]	274,810	273,664
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[3]	471,381	449,383
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/22[3]	203,855	200,585
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/16/21[3]	287,206	289,002
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.50%, 8/25/21[3]	359,087	361,078
Tranche B6, 4.75%, 6/22/23[3]	326,180	328,372
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/19[3]	628,295	624,761
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/18[3]	41,762	41,527
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/3/19[3]	248,066	236,903
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/12/22[3]	147,453	146,808
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/12/21[3]	671,927	672,487
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 8/12/21[3]	16,911	16,974

5 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[3]	$76,350	$76,397
Tranche B2, 4.50%, 10/4/19[3]	39,614	39,639
Alpha Media Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.05%, 7/15/17[3,7,9]	243,590	24
Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[3]	196,448	196,939
AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[3]	151,000	146,281
Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[3]	453,868	449,694
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/7/22[3]	87,136	87,789
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[3]	288,584	146,096
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[3,8]	128,166	126,604
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 1/25/21[3]	130,169	130,495
Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/21/20[3]	110,058	109,232
Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/1/19[3]	314,557	314,557
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/17/19[3]	235,663	236,253
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/21[3]	114,138	114,566
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[3,8]	118,591	118,591
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.50%, 5/23/21[3,8,9]	465,202	351,227
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[3]	249,853	221,745
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/22[3]	406,500	396,211
Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/19[3]	439,571	441,494
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 8/4/22[3]	733,014	735,304
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[3]	456,875	452,306
Avago Technologies Cayman Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/1/23[3]	18,699	18,765
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.25%, 4/30/20[3]	1,419,879	1,072,008
B/E Aerospace, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/16/21[3]	70,000	70,744
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/5/20[3]	409,819	409,307

6 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Berry Plastics Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche H, 3.75%, 10/3/22[3]	$470,000	$472,252
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/17/20[3]	238,201	194,134
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[3]	160,360	160,271
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.75%, 10/4/18[3]	324,072	316,376
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/20/22[3]	232,403	232,264
BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[3]	39,803	36,420
BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[3]	331,814	305,269
Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/20/21[3]	221,345	221,760
Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/15/22[3]	153,736	151,334
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[3]	141,350	142,082
Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/10/21[3]	230,009	231,207
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.50%, 8/13/21[3,8]	175,000	175,219
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/13/21[3]	498,208	499,703
BWAY Holdings Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/14/20[3]	675,591	676,014
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[3,8,10]	76,278	78,089
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 10/31/16[3,10]	65,614	71,027
Tranche B6, 1.50%, 3/1/17[3,8,10]	271,497	281,791
Tranche B7, 1.50%, 1/28/18[3,8,10]	152,725	160,998
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[3,8]	821,184	806,300
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[3]	411,262	391,727
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 5/27/22[3]	153,450	153,174
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/10/19[3]	49,111	49,314
Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[3]	596,672	601,724
CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[3]	100,460	97,949
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[3]	356,234	348,813
CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/14/21[3]	326,300	319,692

7 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[3]	$28,858	$28,921
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.25%, 8/28/20[3]	265,797	266,379
Tranche B3, 4.25%, 8/28/20[3]	80,573	80,749
Ceridian HCM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.50%, 9/15/20[3]	412,233	398,492
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/14/21[3]	80,524	67,137
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[3]	68,446	57,067
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[3]	56,635	47,219
Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 1/23/23[3]	573,563	576,994
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/21[3]	519,076	449,866
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[3]	172,707	170,224
Tranche H, 4.00%, 1/27/21[3]	489,254	483,861
Tranche H, 4.00%, 1/27/21[3,8]	29,924	29,595
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/10/20[3]	434,850	435,122
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 8/3/49[3,7,9]	39,438	100
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.246%, 1/30/19[3]	2,366,691	1,844,540
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.996%, 7/30/19[3]	57,055	44,218
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[3]	370,313	349,482
CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/29/22[3]	104,213	104,782
Communications Sales & Leasing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/14/22[3]	536,906	537,494
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 12/15/21[3]	388,444	373,554
Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/14/21[3]	434,958	435,638
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[3]	325,285	320,406
Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/28/20[3]	295,304	295,181
ConvaTec, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/15/20[3]	248,005	248,468
Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[3]	226,945	227,654
Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[3]	282,334	279,511

8 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[3]	$167,717	$167,297
CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/17/22[3]	233,939	228,968
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[3]	405,342	405,786
CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 7/5/21[3]	129,896	123,401
CT Technologies Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/18/21[3]	108,585	107,771
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/20/20[3]	299,343	300,091
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[3,8]	218,998	216,534
Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/5/21[3]	400,000	402,583
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[3]	243,072	243,072
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/18/21[3]	70,063	65,042
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 6/2/23[3,8]	805,000	806,090
Tranche B2, 4.00%, 4/29/20[3]	441,744	442,178
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/26/21[3]	7,520,000	7,561,360
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/25/22[3]	234,490	235,662
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[3]	884,660	869,178
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/8/20[3]	469,064	459,682
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/8/20[3,8]	4,987	4,888
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-6.00%, 11/1/18[3]	92,721	92,875
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[3,8]	276,799	272,301
Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[3]	177,940	178,385
DPx Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[3]	389,457	387,997
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.00%, 3/31/21[3]	19,949	7,331
Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/25/21[3]	4,987	2,972
Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 5/4/18[3]	399,821	392,991
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/4/21[3]	248,744	247,718

9 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 6/27/23[3]	$215,000	$215,291
Tranche B2, 4.00%, 4/23/20[3]	3,647,620	3,643,440
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/28/23[3]	140,000	140,525
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/25/22[3]	221,852	222,499
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[3]	189,546	189,457
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 12/19/16[3]	6,250,000	6,267,581
Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%-4.00%, 12/2/19[3]	140,000	136,373
Envision Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 10/28/22[3]	323,375	324,905
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[3]	272,176	270,078
Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[3]	66,910	62,979
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[3]	313,732	251,770
Exopack/Coveris Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[3]	218,984	218,710
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[3]	630,899	632,239
Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[3]	124,051	120,678
Tranche C, 4.75%, 4/15/21[3]	1,072,282	1,013,842
Filtration Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/20[3,8]	76,063	76,073
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/30/22[3]	202,904	200,368
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.488%, 3/24/21[3,8]	386,715	388,956
Tranche B, 4.238%, 7/8/22[3]	100,000	100,469
Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[3]	512,240	508,078
FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[3]	402,151	340,823
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[3]	808,964	794,681
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[3]	93,130	91,486
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[3]	384,657	377,733
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[3]	208,019	163,815
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[3]	471,318	441,075

10 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[3]	$532,032	$535,690
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.75%, 4/30/19[3]	161,337	161,908
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[3,8]	720,512	562,149
GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/27/21[3]	199,527	198,156
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[3]	446,550	449,574
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 7.00%, 5/22/18[3]	18,789	18,331
Tranche B4, 6.00%-6.993%, 8/4/19[3]	262,021	256,290
Tranche B4, 6.00%, 8/4/19[3,8]	64,018	62,617
Tranche B5, 7.00%, 12/31/19[3]	250,309	244,677
HCR Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[3]	189,970	160,563
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 8/13/21[3]	377,150	379,036
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[3]	199,439	199,813
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 10/26/20[3]	125,452	125,923
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/3/22[3]	465,667	468,053
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/2/20[3]	563,137	561,964
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/9/22[3]	212,767	205,320
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[3]	376,589	376,667
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[3]	463,279	465,596
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.75%, 5/4/18[3]	312,398	312,454
Tranche B, 4.25%, 3/31/22[3]	76,895	77,388
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[3]	376,443	372,914
Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/22[3,8]	301,717	297,892
Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[3]	41,987	42,035
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[3]	155,585	154,548
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[3]	185,000	175,808
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/15/20[3]	297,795	275,833
Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 11/22/19[3]	111,302	105,598

11 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 8/16/19[3]	$129,883	$114,297
Intrawest Operations Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/9/20[3]	149,071	149,630
inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.75%, 5/15/18[3]	213,985	214,855
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/18/20[3]	712,109	716,114
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[3]	520,333	496,918
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 2/4/22[3]	161,028	128,822
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[3]	317,163	261,659
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[3]	89,964	62,975
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/1/20[3]	305,000	307,765
J.C. Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/23/23[3]	345,000	345,933
Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/29/18[3]	249,579	249,345
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.00%, 7/29/22[3,8]	196,902	196,820
Tranche B2, 4.00%, 7/29/22[3,8]	61,943	61,917
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 1/24/17[3,8]	5,199	5,197
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.50%, 1/31/17[3,8]	21,214	21,206
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/30/21[3]	279,714	281,404
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.232%, 6/16/23[3]	235,000	236,249
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 8/26/22[3]	171,495	170,994
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/9/21[3]	690,481	688,179
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E1, 5.00%, 11/4/20[3]	366,868	368,014
Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/22/20[3]	130,751	131,677
Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/28/20[3]	307,405	309,582
Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[3]	1,028,160	894,499
Kraton Polymers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 1/6/22[3]	500,000	497,812
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[3]	226,707	227,759

12 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/14/21[3]	$224,089	$222,595
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[3]	204,462	205,069
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/15/18[3]	377,587	369,564
Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 4/22/20[3]	465,000	463,837
Leighton Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/23/22[3]	182,188	183,782
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/16/19[3]	135,642	135,812
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[3]	154,784	127,696
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%, 4/18/19[3]	102,665	96,248
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/17/20[3]	45,073	40,904
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/13/20[3]	776,482	778,326
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/30/20[3]	414,592	415,240
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[3]	358,885	300,791
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/31/20[3]	184,051	169,212
Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/18/21[3]	55,000	54,175
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[3]	251,893	248,115
MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[3]	442,938	442,246
Micro Focus US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/19/21[3]	434,258	436,384
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/28/20[3]	163,627	164,854
MKS Instruments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/23[3]	170,000	171,381
MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 10/21/21[3]	94,741	94,844
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/25/23[3]	280,000	282,888
National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[3]	372,887	372,226
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[3]	235,396	236,353
National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/22[3]	59,400	59,214
National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[3]	53,217	52,319

13 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/7/20[3,8]	$821,950	$778,798
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[3]	495,000	467,125
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[3,8]	6,598,082	6,226,531
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[3]	522,922	519,654
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[3,8]	184,529	183,376
New Millennium Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/21/20[3,8]	243,368	172,791
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[3]	110,972	94,326
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/31/21[3]	439,490	438,941
Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/22[3]	153,470	153,470
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 7/1/20[3]	163,475	158,162
NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 6/14/23[3,8]	359,735	359,248
NuSil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/5/19[3]	158,378	158,626
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 8/20/19[3]	311,895	312,284
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[3]	435,244	394,984
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[3]	361,682	135,631
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[3]	274,792	266,892
Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/17[3]	226,154	226,437
Penton Business Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/3/19[3]	224,140	224,420
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/22[3]	442,361	443,669
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/29/20[3]	141,432	141,432
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[3]	79,734	78,538
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[3]	326,053	326,379
Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[3]	185,712	175,498
PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/24/20[3]	361,605	363,978
ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[3]	261,205	214,188

14 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/28/20[3]	$229,964	$230,826
Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/29/22[3]	349,125	351,743
Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/29/22[3,8]	19,950	20,100
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 7/7/22[3,8]	160,000	160,933
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/8/19[3]	324,169	324,726
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/14/23[3,8]	235,000	235,029
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche BI, 4.50%, 12/1/18[3]	185,000	185,607
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[3]	63,202	63,531
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 4/25/22[3]	392,690	395,218
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/1/23[3,8]	100,000	100,500
Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/20/22[3]	113,214	113,554
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[3]	249,433	242,511
Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[3,7]	205,632	10,282
Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/19/19[3]	330,241	331,514
Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.50%, 2/19/19[3]	94,532	95,005
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[3]	477,810	471,240
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[3]	467,579	389,260
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[3]	110,937	111,030
Tranche B2, 6.00%, 10/1/21[3]	293,397	293,237
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[3]	468,798	212,424
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.00%, 5/14/20[3]	97,170	97,535
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, 4/30/20[3,8]	321,584	304,366
Tranche B2, 5.25%, 4/30/20[3,8]	10,000	9,517
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[3]	87,678	79,294
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.564%, 7/29/22[3]	188,028	188,106
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/30/21[3]	194,733	194,490

15 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[3]	$141,952	$141,077
SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[3]	158,351	124,504
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/21[3]	202,923	171,639
SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.544%-4.00%, 4/10/20[3]	342,260	308,034
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 6/8/23[3]	440,000	440,151
Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/15/22[3]	198,000	197,747
Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/10/20[3]	122,964	121,734
Styrolution Group GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 11/7/19[3]	451,406	453,946
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[3]	533,737	535,516
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/21/19[3]	464,503	464,923
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/3/20[3]	452,301	453,573
Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/11/20[3]	399,455	399,205
Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.50%, 11/25/20[3]	396,494	94,167
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/22[3]	570,125	572,619
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[3]	387,581	371,957
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[3]	328,471	327,444
TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/4/21[3]	499,951	502,920
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.75%, 6/9/23[3]	4,210,526	4,188,598
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.75%, 6/9/23[3]	3,789,474	3,772,895
Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 10/9/18[3]	233,795	165,994
Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/27/20[3]	466,705	468,746
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[3]	237,813	233,651
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[3,8]	34,910	34,299
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/31/21[3]	191,800	191,321
TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/2/20[3]	89,750	79,877

16 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/7/23[3,8]	$195,000	$194,838
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/22[3]	356,005	356,049
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C3, 4.00%, 3/1/20[3]	247,719	247,895
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.00%, 7/25/24[3,8]	330,000	329,279
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/30/22[3,8]	327,219	325,123
US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[3]	214,512	206,233
USAGM HoldCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/28/22[3]	572,125	562,828
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.625%, 1/27/23[3]	478,800	449,114
Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[3]	169,125	163,734
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/22[3]	104,144	104,469
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/12/19[3]	328,834	329,327
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/2/20[3]	1,233,094	932,913
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[3]	250,516	229,222
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.75%, 6/17/23[3]	995,000	996,368
Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 3/31/23[3]	555,000	561,521
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.886%, 2/23/22[3]	982,800	973,857
Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21[3,8]	87,371	85,733
Tranche C, 5.00%, 12/17/21[3,8]	3,901	3,828
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/6/21[3]	659,295	660,775
Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[3]	177,391	149,452
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/28/19[3]	155,356	150,307
Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/1/20[3]	427,179	428,086
YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 6/4/18[3]	57,718	54,434
YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.00%, 2/13/19[3]	598,916	545,014
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/6/21[3,8]	288,984	289,418

17 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/27/21[3]	$93,248	$93,867
Total Corporate Loans (Cost $123,981,237)		121,864,659

	Shares
Structured Security—0.1%
Africa Telecommunications Media & Technology Fund 1 LLC[4] (Cost $10,000,000)	9,542,930	849,321

	Counter- party	Exercise Price	Expiration Date	Contracts
Over-the-Counter Options Purchased—0.1%
CNH Currency Put[1]	RBS	CNH6.677	3/15/17	CNH	27,000,000	94,338
CNH Currency Put[1]	GSG	CNH6.800	4/5/17	CNH	578,000,000	1,510,314
CNH Currency Put[1]	BOA	CNH6.693	3/6/17	CNH	27,000,000	86,562
CNH Currency Put[1]	BOA	CNH6.906	1/24/17	CNH	28,000,000	34,244
CNH Currency Put[1]	BOA	CNH6.757	2/14/17	CNH	33,000,000	77,649
Total Over-the-Counter Options Purchased (Cost $2,699,884)						1,803,107

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/24/29 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	0.708%	1/22/19	JPY	795,000	90,715
Interest Rate Swap maturing 1/9/29 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.595	1/7/19	USD	9,500	234,713
Interest Rate Swap maturing 11/21/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	749,000	74,425
Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,024,000	223,529
Interest Rate Swap maturing 11/7/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.680	11/5/18	USD	9,500	202,305
Interest Rate Swap maturing 2/13/29 Call[1]	BAC	Receive	Three- Month USD BBA LIBOR	1.905	2/11/19	USD	5,000	188,049

18 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 3/12/29 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.073%	3/8/19	USD	6,000	$207,832
Interest Rate Swap maturing 3/20/29 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.200	3/18/19	USD	5,000	161,505
Interest Rate Swap maturing 3/21/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.580	3/19/18	USD	14,400	207,953
Interest Rate Swap maturing 3/26/29 Put[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.185	3/22/19	USD	9,500	311,312
Interest Rate Swap maturing 4/18/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.505	4/16/18	USD	36,000	590,765
Interest Rate Swap maturing 5/30/29 Call[1]	JPM	Receive	Three- Month USD BBA LIBOR	2.120	5/28/19	USD	7,500	273,767
Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	146,258
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,043,553)								2,913,128

	Shares
Investment Companies—19.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[11,12]	218,653,568	218,653,568
SPDR Gold Trust Exchange Traded Fund[1],[13]	309,310	39,894,804
Total Investment Companies (Cost $255,408,884)		258,548,372

Total Investments, at Value (Cost $1,286,541,684)	100.8%	1,366,605,688
Net Other Assets (Liabilities)	(0.8)	(10,658,734)
Net Assets	100.0%	$1,355,946,954

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $121,678,356. See Note 7 of accompanying Consolidated Notes.

3. Represents the current interest rate for a variable or increasing rate security.

19 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

4. Restricted security. The aggregate value of restricted securities at period end was $49,432,440, which represents 3.65% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation

Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$849,321	$9,150,679
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.751%, 6/15/32	1/9/13-7/10/13	18,477,461	17,892,405	585,056
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.781%, 9/15/41	4/19/13-5/29/13	21,528,164	12,830,384	8,697,780
Raspro Trust, Series 2005-1A, Cl. G, 1.047%, 3/23/24	2/9/16	17,881,900	17,860,330	21,570

		$67,887,525	$49,432,440	$18,455,085

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $51,152,744 or 3.77% of the Fund’s net assets at period end.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. Interest or dividend is paid-in-kind, when applicable.

10. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	October 30,	Gross	Gross		Shares
	2015[a]	Additions	Reductions		July 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	138,198,466	501,948,832	421,493,730		218,653,568
Oppenheimer Master Loan Fund, LLC	1,370,520	—	1,370,520		—

		Value	Income		Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$218,653,568	$587,109		$—
Oppenheimer Master Loan Fund, LLC		—	162,705	[b]	5,332,452[b]

Total		$218,653,568	$749,814		$5,332,452

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield at period end.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

20 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares Sold
	Short	Value

Securities Sold Short—(27.9)%
Common Stock Securities Sold Short—(27.9)%
AGCO Corp.	(255,780)	$(12,318,365)

Air Lease Corp., Cl. A	(480,380)	(13,839,748)

Aircastle Ltd.	(224,154)	(4,980,702)

Aker Solutions ASA[1]	(2,140,276)	(9,066,879)

athenahealth, Inc.[1]	(43,570)	(5,567,810)

Boeing Co. (The)	(122,764)	(16,408,636)

Camden Property Trust	(150,210)	(13,457,314)

Caterpillar, Inc.	(177,040)	(14,651,830)

CBL & Associates Properties, Inc.	(560,740)	(6,891,495)

Charter Communications, Inc., Cl. A1	(80,865)	(18,992,762)

Cheniere Energy, Inc.[1]	(250,970)	(10,498,075)

Cie Financiere Richemont SA	(195,037)	(11,848,784)

CNH Industrial NV	(1,393,380)	(9,934,799)

Colgate-Palmolive Co.	(148,030)	(11,017,873)

Comcast Corp., Cl. A	(117,260)	(7,885,735)

Comerica, Inc.	(100,990)	(4,568,788)

Commerce Bancshares, Inc.	(199,044)	(9,412,791)

Deere & Co.	(184,510)	(14,338,272)

Ensco plc, Cl. A	(684,365)	(6,275,627)

Fastenal Co.	(172,600)	(7,378,650)

Franklin Resources, Inc.	(295,860)	(10,707,173)

Intel Corp.	(343,560)	(11,976,502)

Oracle Corp.	(415,140)	(17,037,346)

Pennsylvania Real Estate Investment Trust	(643,700)	(16,375,728)

Procter & Gamble Co. (The)	(124,650)	(10,668,793)

Rio Tinto plc, Sponsored ADR	(175,367)	(5,755,545)

RLJ Lodging Trust	(399,670)	(9,488,166)

SAP SE, ADR	(106,360)	(9,294,800)

Southern Copper Corp.	(509,745)	(13,248,272)

Subsea 7 SA1	(1,825,477)	(19,507,927)

Tidewater, Inc.	(239,825)	(1,024,053)

Tiffany & Co.	(149,675)	(9,657,031)

Transocean Ltd.	(87,239)	(958,757)

W.W. Grainger, Inc.	(33,920)	(7,423,392)

Walt Disney Co. (The)	(56,522)	(5,423,286)

Weingarten Realty Investors	(382,013)	(16,499,141)

Zions Bancorporation	(207,510)	(5,785,379)

Total Securities Sold Short (Proceeds $365,027,725)		$(380,166,226)

Forward Currency Exchange Contracts as of July 31, 2016
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

BOA	09/2016	NOK	42,340	USD	5,005	$13,868	$—
BOA	09/2016	USD	18,953	CHF	18,095	229,319	—
BOA	09/2016	USD	4,829	GBP	3,655	—	12,909
CITNA-B	09/2016	USD	15,918	CAD	20,500	212,769	—

21 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

CITNA-B	09/2016	USD	16,605	JPY	1,725,000	$—	$334,038
GSCO-OT	04/2017	USD	9,183	CNH	61,000	94,155	—
JPM	09/2016	CHF	1,940	USD	1,979	28,662	—
JPM	09/2016	EUR	5,335	USD	6,036	—	58,516
JPM	09/2016	NOK	196,790	USD	23,518	—	191,920
JPM	09/2016	USD	791	CAD	1,025	6,058	—
JPM	09/2016	USD	26,627	EUR	23,535	258,139	—
JPM	09/2016	USD	5,940	GBP	4,140	455,649	—
JPM	09/2016	USD	20,913	THB	738,000	—	254,599
MSCO	09/2016	EUR	2,240	USD	2,483	26,586	—
RBS	09/2016	USD	15,613	AUD	21,185	—	459,824

Total Unrealized Appreciation and Depreciation						$1,325,205	$1,311,806

Futures Contracts as of July 31, 2016
				Number
			Expiration	of		Unrealized
Description	Exchange	Buy/Sell	Date	Contracts	Value	Depreciation

Euro-BTP	EUX	Sell	9/8/16	81	$13,118,232	$327,526
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	121	16,098,672	427,482

						$755,008

Over-the-Counter Options Written at July 31, 2016
		Exercise	Expiration		Premiums
Description	Counterparty	Price	Date	Number of Contracts	Received	Value

CNH Currency Put	GSG CNH	7.500	4/5/17	CNH (637,500,000)	$792,200	$(156,187)

Centrally Cleared Credit Default Swaps at July 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.24	Buy	5.000%	6/20/20	USD	19,012	$1,470,492	$(1,266,577)
CDX.IG.25	Sell	1.000	12/20/20	USD	4,110	(25,878)	40,945
CDX.IG.25	Sell	1.000	12/20/20	USD	46,105	(488,724)	459,316
CDX.IG.25	Sell	1.000	12/20/20	USD	1,400	(7,242)	13,947
iTraxx.Main.24	Buy	1.000	12/20/20	EUR	2,750	35,224	(45,064)
iTraxx.Main.24	Buy	1.000	12/20/20	EUR	40,044	642,532	(656,205)
iTraxx.Main.24	Buy	5.000	12/20/20	EUR	3,424	255,101	(280,113)
Neiman Marcus
Group LLC (The)	Buy	5.000	12/20/20	USD	6,190	358,683	(431,756)

Total of Centrally Cleared Credit Default Swaps						$2,240,188	$(2,165,507)

Over-the-Counter Credit Default Swaps at July 31, 2016
					Notional
		Buy/Sell	Fixed	Maturity	Amount		Premiums
Reference Asset	Counterparty	Protection	Rate	Date	(000’s)		Received/(Paid)	Value

CDX.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	1,407	$74,649	$(118,976)

CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	936	(109,330)	57,306

22 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Credit Default Swaps (Continued)
						Notional
		Buy/Sell	Fixed	Maturity		Amount	Premiums
Reference Asset	Counterparty	Protection	Rate	Date		(000’s)	Received/(Paid)	Value
CDX.HY.25	CITNA-B	Buy	5.000%	12/20/20	USD	471	$(48,278)	$28,837
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	293	190,563	(161,898)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	148	91,564	(81,468)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/18	USD	470	178,894	(146,456)
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	7,500	(230,208)	(634,200)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	1,920	1,071,501	(598,270)
CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	583	318,928	(181,874)
CDX.NA.HY.25	GSG	Buy	5.000	12/20/20	USD	7,500	(1,297,917)	459,184
CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	2,352	1,560,755	(1,297,258)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	1,070	2,874	(11,088)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	953	6,706	(9,875)
Kingdom of Spain	BAC	Buy	1.000	6/20/21	USD	4,330	(11,109)	(35,889)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	2,050	4,518	(21,242)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	1,897	(7,819)	(19,657)
Kingdom of Spain	BOA	Buy	1.000	12/20/20	USD	28,700	151,476	(297,394)
Kingdom of Spain Bonds	JPM	Buy	1.000	6/20/21	USD	3,380	10,048	(28,015)
Malaysia	BAC	Buy	1.000	12/20/20	USD	854	(35,262)	6,363
Malaysia	BAC	Buy	1.000	12/20/20	USD	2,900	(136,197)	21,607
Malaysia	BNP	Buy	1.000	12/20/20	USD	10,000	(651,135)	74,506
Malaysia	BNP	Buy	1.000	12/20/20	USD	1,811	(51,082)	13,493
Malaysia	BNP	Buy	1.000	6/20/21	USD	3,820	(112,656)	58,687
Malaysia	BNP	Buy	1.000	12/20/20	USD	761	(26,351)	5,670
Malaysia	BNP	Buy	1.000	6/20/21	USD	3,000	(85,450)	46,089
Malaysia	CITNA-B	Buy	1.000	12/20/20	USD	4,295	(209,624)	32,000
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	10,000	(502,319)	74,506
Portugal Obrigacoes Do Tesouro	GSG	Buy	1.000	6/20/21	USD	12,000	(1,352,424)	880,582
Portugal Obrigacoes Do Tesouro	JPM	Buy	1.000	6/20/21	USD	2,240	(161,439)	164,375
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	641	(24,558)	39,972
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	570	(21,466)	35,544
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	3,226	(386,319)	201,168
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	1,360	(97,694)	84,807
Portuguese Republic	GSG	Buy	1.000	12/20/20	USD	17,200	(596,516)	1,072,565
Portuguese Republic	GSG	Buy	1.000	6/20/21	USD	2,870	(236,484)	210,606
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	767	24,849	(25,916)
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	1,819	56,734	(61,462)
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	322	12,251	(10,880)
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	362	13,517	(12,232)
Republic of Austria	GSG	Buy	1.000	12/20/20	USD	9,700	356,896	(327,753)
Republic of Austria	GSG	Buy	1.000	6/20/21	USD	1,620	57,372	(58,083)
Republic of Austria	JPM	Buy	1.000	6/20/21	USD	1,260	44,462	(45,176)
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	2,457	(24,305)	21,985
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	1,140	1,225	10,200
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	2,273	(39,705)	20,338
Republic of Italy	BAC	Buy	1.000	6/20/21	USD	5,190	(105,907)	66,168

23 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
					Notional
		Buy/Sell	Fixed	Maturity	Amount		Premiums
Reference Asset	Counterparty	Protection	Rate	Date	(000’s)		Received/(Paid)	Value

Republic of Italy	BAC	Buy	1.000%	12/20/20	USD	1,282	$(738)	$11,471

Republic of Italy	GSG	Buy	1.000	12/20/20	USD	34,400	(68,209)	307,802

Republic of Italy	JPM	Buy	1.000	6/20/21	USD	4,050	(54,074)	51,634

Total of Over-the-Counter Credit Default Swaps							$(2,454,793)	$(127,597)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
	Potential Payments for		Reference
Type of Reference Asset on which	Selling Credit Protection	Amount	Asset Rating
the Fund Sold Protection	(Undiscounted)	Recoverable*	Range**

Investment Grade Corporate Debt Indexes	$51,615,000	$—	BBB+
Non-Investment Grade Corporate Debt Indexes	5,765,889	17,814,000	B+

Total	$57,380,889	$17,814,000

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at July 31, 2016
	Pay/Receive
	Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.595%	3/19/21	CNY	9,200	$(7,980)

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.660	3/12/21	CNY	8,500	(4,957)

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	3.055	5/17/21	CNY	15,000	13,376

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.605	3/26/21	CNY	19,340	(16,176)

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.565	2/22/21	CNY	11,000	(10,366)

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.900	7/24/20	CNY	84,000	82,173

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.730	11/6/20	CNY	15,000	128

		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.450	1/25/21	CNY	8,250	(10,840)

		Three-Month CNY
GSG	Pay	CNREPOFIX=CFXS	2.830	8/14/20	CNY	19,000	12,111

Total of Over-the-Counter Interest Rate Swaps							$57,469

24 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Total Return Swaps at July 31, 2016
		Pay/Receive			Notional
		Total		Maturity	Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date	(000’s)	Value

GSEHOPCN Custom Basket	GSG	Pay	One-Month HKD HIBOR HKAB minus 25 basis points	6/22/17	HKD 114,195	$(2,618,969)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BTP	Italian Treasury Bonds
CDX.HY.21	Markit CDX High Yield Index
CDX.HY.24	Markit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
GSEHOPCN	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate

25 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
HKAB	Hong Kong Association of Banks
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

26 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 12,504 shares with net assets of $39,845,503 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a

27 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or

28 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair

29 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

30 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$31,468,099	$63,329	$—	$31,531,428
Consumer Staples	43,896,046	—	—	43,896,046
Energy	59,877,360	43,296	—	59,920,656
Financials	107,053,912	25,860	—	107,079,772
Health Care	104,075,581	13,914,970	—	117,990,551
Industrials	137,500,005	—	—	137,500,005
Information Technology	90,238,285	—	—	90,238,285
Materials	44,865,196	—	—	44,865,196
Telecommunication Services	35,029,458	—	—	35,029,458
Utilities	34,449,348	—	—	34,449,348
Preferred Stocks	—	13,171,175	—	13,171,175
Asset-Backed Securities	—	78,229,890	12,830,384	91,060,274
Mortgage-Backed Obligations	—	58,599,608	—	58,599,608
Non-Convertible Corporate Bonds and Notes	—	115,295,299	—	115,295,299
Corporate Loans	—	121,650,447	214,212	121,864,659
Structured Security	—	—	849,321	849,321
Over-the-Counter Options Purchased	—	1,803,107	—	1,803,107
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,913,128	—	2,913,128
Investment Companies	258,548,372	—	—	258,548,372

Total Investments, at Value	947,001,662	405,710,109	13,893,917	1,366,605,688
Other Financial Instruments:
Swaps, at value	—	4,165,253	—	4,165,253
Centrally cleared swaps, at value	—	514,208	—	514,208
Forward currency exchange contracts	—	1,325,205	—	1,325,205

Total Assets	$947,001,662	$411,714,775	$13,893,917	$1,372,610,354

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(339,742,636)	$(40,423,590)	$—	$(380,166,226)
Swaps, at value	—	(6,854,350)	—	(6,854,350)
Centrally cleared swaps, at value	—	(2,679,715)	—	(2,679,715)
Options written, at value	—	(156,187)	—	(156,187)
Futures contracts	(755,008)	—	—	(755,008)
Forward currency exchange contracts	—	(1,311,806)	—	(1,311,806)

Total Liabilities	$(340,497,644)	$(51,425,648)	$—	$(391,923,292)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

31 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. At period end, the Fund no longer held the Master Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign

32 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks (Continued)

currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$10,965,346
Sold securities	3,014,509

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued

33 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$8,154,510
Market Value	$8,310,110
Market Value as % of Net Assets	0.61%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $591,905, representing 0.04% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

34 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected

35 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $27,446,025 and $122,218,076, respectively.

36 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $22,966,102 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

37 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,757,682 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $186,150 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

38 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of October 30, 2015	—	$—
Options written	637,500,000	792,200

Options outstanding as of July 31, 2016	637,500,000	$792,200

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the

39 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $227,609,533 and $57,638,690 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically,

40 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $878,366 and $22,151,809 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $8,536,470 and $17,138,887 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

41 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,505,946 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically

42 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $6,181,381.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

43 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $489,646,482. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender

44 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

7. Borrowings and Other Financing (Continued)

any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $21,214 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a market value of $21,206 and have been included as Corporate Loans in the Consolidated Statement of Investments.

8. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,299,961,799
Federal tax cost of other investments	(356,641,240)

Total federal tax cost	$943,320,559

Gross unrealized appreciation	$131,209,305
Gross unrealized depreciation	(84,939,223)

Net unrealized appreciation	$46,270,082

45 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value

Common Stocks—97.0%

Consumer Discretionary—9.2%

Auto Components—1.0%
BorgWarner, Inc.	416,800	$13,829,424

Automobiles—1.2%
Thor Industries, Inc.	211,010	16,150,705

Hotels, Restaurants & Leisure—1.1%
Norwegian Cruise Line Holdings Ltd.[1]	169,320	7,213,032

Royal Caribbean Cruises Ltd.	109,420	7,926,385

		15,139,417

Household Durables—2.9%
Lennar Corp., Cl. A	533,600	24,972,480

Whirlpool Corp.	70,110	13,486,360

		38,458,840

Leisure Products—1.1%
Mattel, Inc.	442,100	14,757,298

Media—1.2%
Cinemark Holdings, Inc.	289,610	10,889,336

Regal Entertainment Group, Cl. A	221,700	5,214,384

		16,103,720

Specialty Retail—0.7%
Advance Auto Parts, Inc.	27,780	4,718,711

Best Buy Co., Inc.	124,610	4,186,896

		8,905,607

Consumer Staples—6.0%

Beverages—1.4%
Molson Coors Brewing Co., Cl. B	180,090	18,397,994

Food & Staples Retailing—1.1%
Rite Aid Corp.[1]	2,030,668	14,214,676

Food Products—2.0%
B&G Foods, Inc.	254,084	13,108,193

Hain Celestial Group, Inc. (The)[1]	117,820	6,219,718

Tyson Foods, Inc., Cl. A	97,110	7,147,296

		26,475,207

Household Products—1.5%
Energizer Holdings, Inc.	176,081	9,073,454

	Shares	Value

Household Products (Continued)

Spectrum Brands Holdings, Inc.	88,780	$11,432,201

		20,505,655

Personal Products—0.0%
Edgewell Personal Care Co.[1]	1	85

Energy—7.9%

Energy Equipment & Services—1.4%
FMC Technologies, Inc.[1]	167,266	4,245,211

Helmerich & Payne, Inc.	81,515	5,051,485

Oceaneering International, Inc.	91,705	2,556,735

Patterson-UTI Energy, Inc.	323,735	6,277,222

		18,130,653

Oil, Gas & Consumable Fuels—6.5%
Cimarex Energy Co.	185,826	22,302,836

Denbury Resources, Inc.	853,290	2,474,541

Hess Corp.	258,970	13,893,740

HollyFrontier Corp.	88,637	2,253,153

Newfield Exploration Co.[1]	348,059	15,070,955

PDC Energy, Inc.[1]	90,030	4,930,943

Tesoro Corp.	71,220	5,423,403

WPX Energy, Inc.[1]	2,077,020	20,749,430

		87,099,001

Financials—27.5%

Capital Markets—2.0%
Ares Management LP2	801,442	13,905,019

Raymond James Financial, Inc.	224,120	12,304,188

		26,209,207

Commercial Banks—5.8%
Associated Banc-Corp.	1,282,400	23,852,640

First NBC Bank Holding Co.[1]	231,910	4,413,248

Glacier Bancorp, Inc.	147,900	4,079,082

Huntington Bancshares, Inc.	1,981,940	18,828,430

KeyCorp	476,720	5,577,624

1        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

SunTrust Banks, Inc.	499,570	$21,126,815

		77,877,839

Consumer Finance—3.5%
Ally Financial, Inc.	1,558,790	28,120,571

Synchrony Financial[1]	643,550	17,942,174

		46,062,745

Diversified Financial Services—1.0%
Nasdaq, Inc.	127,110	8,994,304

Voya Financial, Inc.	178,840	4,583,669

		13,577,973

Insurance—7.5%
Arthur J. Gallagher & Co.	148,010	7,280,612

CNO Financial Group, Inc.	305,270	5,302,540

Everest Re Group Ltd.	52,940	10,006,189

Genworth Financial, Inc., Cl. A1	1,801,940	5,153,549

Reinsurance Group of America, Inc., Cl. A	355,820	35,315,135

Unum Group	99,020	3,308,258

Validus Holdings Ltd.	549,470	27,160,302

XL Group Ltd.	187,040	6,473,454

		100,000,039

Real Estate Investment Trusts (REITs)—7.2%
Alexandria Real Estate Equities, Inc.	74,690	8,387,687

American Capital Agency Corp.	412,640	8,083,617

Care Capital Properties, Inc.	145,020	4,289,691

CubeSmart	405,760	12,055,130

Digital Realty Trust, Inc.	127,260	13,293,580

Equity LifeStyle Properties, Inc.	171,380	14,094,291

HCP, Inc.	256,520	10,063,280

Highwoods Properties, Inc.	137,590	7,666,515

LaSalle Hotel Properties	281,694	7,760,670

Omega Healthcare Investors, Inc.	278,437	9,606,076

		95,300,537

	Shares	Value

Thrifts & Mortgage Finance—0.5%
Radian Group, Inc.	554,360	$7,151,244

Health Care—8.5%

Health Care Equipment & Supplies—4.8%
Boston Scientific Corp.[1]	421,637	10,237,346

Cooper Cos., Inc. (The)	42,810	7,811,541

Teleflex, Inc.	117,737	21,229,158

Zimmer Biomet Holdings, Inc.	184,870	24,243,852

		63,521,897

Life Sciences Tools & Services—1.1%
Quintiles Transnational Holdings, Inc.[1]	185,911	14,434,130

Pharmaceuticals—2.6%
Indivior plc, Sponsored ADR	1,300,554	25,497,361

Jazz Pharmaceuticals plc[1]	62,880	9,492,994

		34,990,355

Industrials—12.4%

Aerospace & Defense—2.6%
Esterline Technologies Corp.[1]	170,170	10,351,441

Huntington Ingalls Industries, Inc.	77,970	13,456,063

Orbital ATK, Inc.	124,850	10,876,932

		34,684,436

Air Freight & Couriers—0.5%
XPO Logistics, Inc.[1]	208,250	6,168,365

Airlines—0.7%
Air Canada[1]	1,472,443	10,061,203

Commercial Services & Supplies—1.3%
Deluxe Corp.	249,180	16,842,076

Electrical Equipment—2.5%
Eaton Corp. plc	322,710	20,463,041

Hubbell, Inc., Cl. B	119,080	12,840,396

		33,303,437

Machinery—2.1%
Parker-Hannifin Corp.	126,350	14,427,907

Pentair plc	73,670	4,701,619

WABCO Holdings, Inc.[1]	40,510	4,061,938

2        OPPENHEIMER MID CAP VALUE FUND

	Shares	Value

Machinery (Continued)

Xylem, Inc.	105,600	$5,048,736

		28,240,200

Professional Services—1.7%
Nielsen Holdings plc	172,050	9,266,613

On Assignment, Inc.[1]	355,000	13,117,250

		22,383,863

Road & Rail—0.2%
Swift Transportation Co., Cl. A1	172,690	3,324,282

Trading Companies & Distributors—0.8%
HD Supply Holdings, Inc.[1]	282,210	10,213,180

Information Technology—11.9%

Electronic Equipment, Instruments, & Components—3.0%
Avnet, Inc.	396,410	16,292,451

Dolby Laboratories, Inc., Cl. A	263,200	13,241,592

Flextronics International Ltd.[1]	877,050	11,112,223

		40,646,266

IT Services—0.6%
First Data Corp., Cl. A1	593,870	7,363,988

Semiconductors & Semiconductor Equipment—4.4%
Applied Materials, Inc.	664,070	17,458,400

Lam Research Corp.	198,990	17,863,332

Micron Technology, Inc.[1]	328,120	4,508,369

Semtech Corp.[1]	575,230	14,622,347

Skyworks Solutions, Inc.	71,850	4,743,537

		59,195,985

Software—2.8%
Synopsys, Inc.[1]	504,070	27,300,431

Verint Systems, Inc.[1]	282,190	9,952,842

		37,253,273

Technology Hardware, Storage & Peripherals—1.1%
Western Digital Corp.	309,560	14,707,196

	Shares	Value

Materials—6.9%

Chemicals—3.7%
Eastman Chemical Co.	145,730	$9,505,968

Ingevity Corp.[1]	40,288	1,541,822

International Flavors & Fragrances, Inc.	93,340	12,437,555

Mosaic Co. (The)	94,500	2,551,500

PPG Industries, Inc.	129,370	13,546,332

RPM International, Inc.	183,950	9,981,127

		49,564,304

Containers & Packaging—2.1%
Ball Corp.	123,980	8,761,667

Owens-Illinois, Inc.[1]	503,170	9,454,564

WestRock Co.	241,730	10,372,634

		28,588,865

Paper & Forest Products—1.1%
Louisiana-Pacific Corp.[1]	717,730	14,498,146

Utilities—6.7%

Electric Utilities—2.8%
Alliant Energy Corp.	243,420	9,797,655

Avangrid, Inc.	108,690	4,906,267

Emera, Inc.	179,174	6,680,343

Portland General Electric Co.	165,100	7,209,917

PPL Corp.	135,670	5,116,116

Xcel Energy, Inc.	90,200	3,966,996

		37,677,294

Independent Power and Renewable Electricity Producers—0.5%
AES Corp.	468,570	5,786,839

Multi-Utilities—2.4%
Ameren Corp.	254,240	13,332,346

Avista Corp.	175,390	7,629,465

DTE Energy Co.	72,840	7,103,357

MDU Resources Group, Inc.	177,070	4,258,533

		32,323,701

Water Utilities—1.0%
American Water Works Co., Inc.	161,120	13,305,290

Total Common Stocks
(Cost $1,090,625,175)		1,293,426,437

3        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Company—2.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[3,4] (Cost $26,583,360)	26,583,360	$26,583,360

Total Investments, at Value (Cost $1,117,208,535)	99.0%	1,320,009,797

Net Other Assets (Liabilities)	1.0	13,794,436

Net Assets	100.0%	$1,333,804,233

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	18,716,295	197,312,127	189,445,062	26,583,360

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$26,583,360	$47,622

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

4        OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the

5        OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

6        OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting

7        OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$123,345,011	$—	$—	$123,345,011
Consumer Staples	79,593,617	—	—	79,593,617
Energy	105,229,654	—	—	105,229,654
Financials	366,179,584	—	—	366,179,584
Health Care	112,946,382	—	—	112,946,382
Industrials	165,221,042	—	—	165,221,042
Information Technology	159,166,708	—	—	159,166,708
Materials	92,651,315	—	—	92,651,315
Utilities	89,093,124	—	—	89,093,124
Investment Company	26,583,360	—	—	26,583,360

Total Assets	$1,320,009,797	$—	$—	$1,320,009,797

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services

8        OPPENHEIMER MID CAP VALUE FUND

4. Investments and Risks (Continued)

to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

9        OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,119,467,639

Gross unrealized appreciation	$258,206,539
Gross unrealized depreciation	(57,664,381)

Net unrealized appreciation	$200,542,158

10        OPPENHEIMER MID CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/14/2016